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                                                                EXHIBIT 99.23


                               BOND PUT AGREEMENT



            THIS BOND PUT AGREEMENT ("Agreement") is made as of the 22nd day of December, 1992, by and between KMART CORPORATION ("Kmart"), a Michigan
corporation, and   XXXXXXXXXX, as trustee under the Indenture referred to below
("Trustee"), each of which confirms and agrees as follows:

            SECTION 1: RECITALS

            1.1 Agreement for Sale of Real Estate. Pursuant to the Agreement for Sale of Real Estate ("Purchase Agreement") dated as of December 15, 1992,
between Kmart and   XXXXXXXXXX (the "Partnership"), the Partnership has agreed to purchase from Kmart and Kmart has agreed to convey its fee interest in certain properties of Kmart and some of its affiliates ("Properties"), and Kmart and certain of its affiliates have agreed to lease back from the Partnership the Properties. As a material inducement to the execution of the Purchase Agreement and the Leases, Kmart has agreed to enter into this Agreement with the Trustee.



            1.2 Terms; Governing Document. All capitalized terms used herein, unless otherwise expressly provided, shall have the meaning set forth in the Indenture ("Indenture") dated as of December 1, 1992, by and between the Partnership and XXXXXXXXXX ("Owner Trustee"). In the event of any conflict between the terms and provisions of this Agreement and the Indenture, the terms and conditions of this Agreement shall govern and prevail.



            SECTION 2: PURCHASE OF BONDS

            2.1 Certain Definitions.    For purposes of this Section 2, the
following terms shall have the following meanings:



           "Bond" or "Bonds" means any one or more of the $100,505,000 Collateralized Lease Revenue Bonds (Kmart Corporation Lease Facilities) Series 1992 A, Series 1992 B, Series 1992 C and Series 1992 D issued pursuant to the Indenture.



            "Business Day" means any day other than (i) Saturday or Sunday, or
(ii) a day on which banks in New York are required by law to be closed or are customarily closed.



            "Called Principal" means the principal of the Bonds that are to be paid or prepaid or accelerated in any way pursuant to Sections 5.04, 5.05 or 5.06 of the Indenture.



            "Discounted Prepayment Value" means, with respect to any amount of Called Principal, the amount obtained by discounting all Remaining Scheduled Payments with respect to Called Principal from their respective







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scheduled due dates to the Purchase Date with respect to such Called Principal, in accordance with generally accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment yield.



            "Facility" means a specific "Demised Premises" as that terms is defined in a Lease.



            "Failure of Occupancy" means with respect to the Facility located in XXXXXXXXXX, New Jersey known as Builders Square No. XXXXXXXXXX which is in the construction phase (as set forth on Exhibit D to the Indenture) a failure by the lessee with respect to such Facility to open the Facility for business by December 31, 1993.



            "Lease Guaranties" means those certain Lease Guaranties, described in Exhibit D to the Indenture, executed by Kmart Corporation which guarantee the payment and performance of its subsidiary under a particular Lease.



            "Lease/Lease Guaranty Default" means, with respect to any one or more of the Leases and Lease Guaranties described in Exhibit D to the Indenture, the failure of (i) the Lessee under any such Lease to pay any Annual Rental or Additional Rent as defined in the Lease due under such Lease for a period of fifteen (15) days after notice to Lessee of such default and (ii) Kmart to pay any such Annual Rental or Additional Rent under the related Lease Guaranty, if any, within fifteen (15) days after notice to Kmart of the Lessee's failure to do so.



            "Leases" means those certain leases described in Exhibit D to the Indenture.



            "Make-Whole Premium" means, with respect to any amount of Called Principal, a premium equal to the sum of (x) the excess (which shall in no event be less than zero), if any, of the Discounted Prepayment Value of the Called Principal over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of the Purchase Date with respect to such Called Principal and (y) an amount equal to the product of the Called Principal and 101.8%.



            "Minimum Investment Grade" means a rating of at least Baa3, in the case of a rating by Moody's, and a rating of at least BBB-, in the case of a rating by S&P, or the then equivalent of such rating by Moody's or S&P or, to the extent applicable, by another Rating Agency.



            "Moody's" means Moody's Investors Service or any successor thereto.



            "Purchase Date" means the Business Day first occurring thirty (30) days after the Trustee or a Bondholder gives notice to Kmart of the Trustee's or Bondholder's election to exercise the Put.



            "Purchase Price" means the Make-Whole Premium.

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            "Put" means exercise of the right of the Trustee, on behalf of the
Bondholders, or the Bondholders to require Kmart to purchase Bonds whether from the Trustee or the Bond owners thereof, in accordance with Section 2.2 of this Agreement.



            "Rating Agency" and "Rating Agencies" mean Moody's and S&P and, if either Moody's or S&P (but not both) ceases to rate the indebtedness of corporations generally, or unsubordinated, senior, unsecured indebtedness of Kmart in particular, then another comparable rating agency of recognized national standing in the United States.



              "Rating Decline" means that:


               (i) the ratings assigned to unsubordinated, senior, unsecured indebtedness of Kmart on such date by either Moody's or S&P: (a) declines to a rating below the Minimum Investment Grade, or (b) further declines, in the event then rated below the Minimum Investment Grade; or



               (ii) (a) unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by either Moody's or S&P (other than by reason of such Rating Agency ceasing to rate the indebtedness of corporations generally) at such time as the rating then assigned by the remaining such Rating Agency shall be below Minimum Investment Grade or (b) unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by either Moody's or S&P at such time as the rating then assigned by the remaining such Rating Agency shall be at least the Minimum Investment Grade and Kmart is unable to have such debt rated by another Rating Agency within ninety (90) days thereafter; or



              (iii) unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by both Moody's and S&P for any reason (except if, through no fault of Kmart, both Moody's and S&P are unable to provide a rating due to a business failure or interruption affecting both Moody's and S&P).



For purposes of determining whether a Rating Decline shall have occurred pursuant to clause (i), the rating initially assigned by any Rating Agency engaged by Kmart pursuant to clause (ii) to replace any rating withdrawn or otherwise terminated by Moody's or S&P shall be compared to the last rating assigned by Moody's or S&P, as the case may be, to determine if the circumstances described in (i)(a) or (b) exist.



            "Reinvestment Yield" means with respect to the Called Principal, the sum of (x) the yield to maturity implied by the following: (i) the yields reported, as of 10:00 a.m. (New York City time) on the third Business Day preceding the Purchase Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal (as near as practicable) to the Remaining Average Life of the Called Principal being paid or prepaid as of such Purchase Date, or (ii) if such yields shall not



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be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the third Business Day preceding the Purchase Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal (as near as practicable) to the Remaining Average Life of the Called Principal being paid or prepaid as of such Purchase Date and (y) fifty
(50) basis points. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.



            "Remaining Average Life" means, with respect to any amount of Called Principal of the Bonds, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Purchase Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.



            "Remaining Scheduled Payments" means, with respect to any amount of the Called Principal, all payments of such Called Principal and interest thereon that would be due on or after the Purchase Date with respect to such Called Principal if no payment of such Called Principal were made prior to its expressed maturity date.



            "S&P" means Standard & Poor's Corporation, or any successor thereto.



            "Triggering Event" means (i) a Rating Decline has occurred, (ii) a Lease/Lease Guaranty Default has occurred in respect of one or more Properties and for which a portion of the Bonds will be required to be put and purchased from funds provided by Kmart in accordance with Section 2.2 hereof and Section
5.05 of the Indenture, or (iii) there has been a Failure of Occupancy for which a portion of the Bonds will be required to be put and purchased from funds provided by Kmart in accordance with Section 2.2 hereof and Section 5.06 of the Indenture.



             2.2 Purchase of Bonds Following a Triggering Event.



                   (a) If a Triggering Event occurs, the Trustee, on behalf of the Bondowners, and the Bondowners, will have the right to require Kmart to purchase the Bonds in whole or in part in accordance with Section 2.2(f) hereof and Sections 5.04, 5.05 and 5.06 of the Indenture on the Purchase Date at the Purchase Price.




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                   (b)    If a Triggering Event occurs and subsequent to such
Triggering Event another Triggering Event occurs, the Trustee, on behalf of the Bondowners, and the Bondowners, will again have the rights, and Kmart again will have the obligations, as set forth in this Section 2.2.



                   (c) Within seven (7) business days after the first date on which a Triggering Event has occurred, Kmart shall cause a notice to be mailed to the Trustee. Such notice shall (1) state that a Triggering Event has occurred, (2) describe any action that caused such Triggering Event and the date of the occurrence thereof and (3) offer to Purchase Bonds in accordance with this Agreement. Kmart's notice and other obligations shall continue so long as any Bonds remain outstanding.



                   (d) In the event the Trustee, on behalf of the Bondholders, or the Bondowners elect to exercise the Put with respect to all or a portion of the Bonds, the Trustee, on behalf of the Bondholders, or the Bondowners shall do so by causing a notice to be mailed to Kmart within thirty
(30) days after the first date on which notice of a Triggering Event has been received in accordance with Section 2.2(c) hereof, which notice from the Trustee or the Bondowners shall state (i) the occurrence of a Triggering Event,
(ii) the Purchase Date, (iii) the estimated Purchase Price, (iv) the manner in which the Purchase Price has been determined, and (v) that the Trustee, on behalf of the Bondholders, or the Bondowners elect to have Kmart purchase all or a portion of the Bonds on the Purchase Date. Kmart shall not be excused from any obligation it may have under this Agreement by reason of any notice required hereunder not being timely given or being defective, provided, however, Kmart's time for performance shall be extended by a period equal to any period of delay in receiving such notice or caused by the correction of such notice, if defective.



                   (e) In connection with the purchase of any Bonds pursuant to this Section 2.2 ("Put Bonds"), (i) the Bondholders electing to exercise their rights pursuant to Section 5.04 of the Indenture or required to put their Bonds pursuant to Sections 5.05 or 5.06 of the Indenture will be required to surrender, on or before the Purchase Date, at the principal office of the Trustee, the Put Bonds duly endorsed without recourse or assigned to Kmart or in blank without recourse and to assign without recourse all right, title and interest of the Bondholders with respect to such Bonds under the Indenture; and
(ii) Kmart shall, on or before 10:00 a.m. (New York City time) on the Purchase Date, pay the Purchase Price to the Trustee, by wire transfer of immediately available funds in lawful currency of the United States of America at XXXXXXXXXX for credit to Account Number XXXXXXXXXX (Kmart Collateralized Lease Revenue Bonds). The Trustee shall hold the Put Bonds in trust for the benefit of the surrendering Bondholders until payment in full of the Purchase Price to the surrendering Bondholders on the Purchase Date and shall then and thereupon cancel such Bonds, and the Owner Trustee shall execute and the Trustee shall authenticate and deliver to Kmart in exchange therefor, a like principal amount of definitive Bonds or Subordinate Bonds, in accordance with Section 2.2(g) hereof having maturities similar to the Put Bonds.


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                   (f)    With respect to a Triggering Event caused by either a
Lease/Lease Guaranty Default or the Failure of Occupancy with respect to a particular Facility, Kmart will be obligated to purchase a portion of the then outstanding Bonds (the "Called Principal") which is to be determined by multiplying the aggregate principal amount of Bonds currently outstanding by the Put Percentage which has been established for the Particular Facility that is the subject of a Triggering Event. The Put Percentage is determined by dividing the Annual Rental (as defined in Lease) for the particular Facility or Facilities that are the subject of the current Triggering Event(s) by the sum of the total aggregate Annual Rentals for the Facilities which are not then the subject of a Triggering Event plus the Annual Rental for the Facility or Facilities that are the subject of the current Triggering Event(s).



                   (g) Put Bonds purchased by Kmart because of a Triggering Event described in (i) of the definition of Triggering Event will have all the rights of outstanding Bonds.



                          Bonds purchased by Kmart because of a Triggering
Event described in (ii) or (iii) of the definition of Triggering Event (the "Subordinate Bonds") shall be surrendered to the Trustee in accordance with the terms of the Indenture and Section 2.2(e) hereof. In accordance with the terms of the Indenture, any Subordinate Bonds shall in all respects be junior and subordinate to the rights, liens and security interests granted to the Bondholders of the Bonds.



                          In determining whether the registered owner of any
outstanding Bonds and Subordinate Bonds have concurred in any direction, amendment, supplement, waiver or consent, contemplated under any provision of the Indenture or any other Company Financing Documents, Bonds and Subordinate Bonds owned by Kmart or any Affiliate of Kmart and their respective successors and assigns shall be disregarded.



              SECTION 3. SUCCESSORS AND ASSIGNS



              3.1 General. This Agreement shall be binding upon Kmart and its respective successors and assigns; provided that Kmart shall not assign any of its obligations hereunder without the prior written consent of the Trustee; and provided further that no assignment of any of its obligations hereunder shall relieve Kmart thereof and Kmart shall remain primarily and originally liable thereon. This Agreement shall be binding upon and inure to the Trustee's benefit acting for the benefit of the Bondowners, and to the benefit of the Trustee's successors and assigns, including the owners of the Bonds. Each successive holder or holders of the Bonds shall have all rights and privileges of the Trustee hereunder.


              3.2 Consent to Assignment. Kmart hereby acknowledges and consents to the assignment by the Owner Trustee of all of its right, title and interest in the Leases, the Lease Guaranties and any other Company Financing Documents (to which it is a party) to the Trustee, pursuant to the Company Financing Documents as security for the payment of the Bonds,



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and payment and performance of all obligations arising under the Indenture.
Kmart further acknowledges and agrees that each successive holder or holders of the Bonds, including but not limited to the Trustee, accepts transfer of the Bonds in reliance upon Kmart's representations, warranties, covenants, agreements and other obligations hereunder. In order to further induce any such successive holder or holders of the Bonds, including but not limited to, the Trustee, to accept such assignment and its obligations under this Agreement Kmart hereby makes the following representations, warranties, covenants and agreements:



         (i) Kmart does not have any right, including any claim, counterclaim, right of setoff or deduction or other defense of any kind to withhold performance of its obligations hereunder ("Kmart Defenses");

        (ii) in the event Kmart becomes aware of any Kmart Defenses, Kmart hereby waives and agrees not to assert the same against the Owner Trustee, the Trustee or any other holder of the Bonds;



       (iii) upon consummation of the assignment to the Trustee, Kmart waives any right to challenge the Trustee's status as a bona fide purchaser of the Properties for value and holder in due course;



        (iv) each holder of the Bonds are and shall be third-party beneficiaries of this Agreement;



         (v) Kmart will not seek to amend, modify or supplement any provision of any Company Financing Documents, or seek to obtain the consent to any of the foregoing or to the assignment of any Company Financing Document or seek to obtain any waiver of any such provision, other than with the approval of the Bondowners required under the Indenture for such action by the Owner Trustee or the Trustee; and



        (vi) Kmart hereby acknowledges and agrees that any and all rights hereunder granted to the Trustee may be exercised and enforced by the Trustee, including pursuant to legal process, (and that any such exercise and enforcement by Trustee shall be binding upon Kmart.)


              SECTION 4. KMART'S REPRESENTATIONS AND WARRANTIES

              Kmart represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and is duly qualified and in good standing as a foreign corporation authorized to do business wherever required to do so by applicable law, (ii) it has full power, authority and legal right to execute and deliver, and to perform and observe the provisions of, the Leases (to which it is a party), the Lease Guaranties, this Agreement, the Purchase Agreement and each other Company Financing Document (to which it is a party) and each of Kmart's affiliates (collectively, "Affiliates") which is a party to one of the Leases similarly has such full power, authority and legal right to execute and deliver and to perform and observe the provisions of the Leases to which it is a party, (iii) there has been



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no material adverse change in the business or condition, financial or otherwise, of Kmart or any of the Affiliates since the date of Kmart's last audited financial report, (iv) there are no actions, proceedings or investigations pending or threatened against or affecting Kmart or any of the Affiliates (or any basis therefor known to Kmart) before any court, arbitrator, administrative agency or other governmental authority, which if adversely decided would materially and adversely affect the financial condition or operations of Kmart or any of the Affiliates, or its ability to carry out any of the terms, covenants and conditions of the Purchase Agreement, the Leases, the Lease Guaranties, this Agreement or any of the other Company Financing Documents (to which it is a party), (v) the execution and delivery by it of the Purchase Agreement, the Leases, the Lease Guaranties, this Agreement, or any of the other Company Financing Documents (to which it is a party), have been duly authorized by all necessary corporate and stockholder action, (vi) neither the execution and delivery of the Purchase Agreement, the Leases, the Lease Guaranties, this Agreement or any of the other Company Financing Documents (to which it is a party), nor compliance with the terms and provisions thereof, conflicts or will conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of Kmart or any of its Affiliates, or of any law, rule, regulation, order, writ, injunction, judgment or decree of any court, arbitration or administering agency or governmental authority, or of any agreement or other instrument to which Kmart is a party or by which it or its assets is bound or subject, or constitutes or will constitute a default thereunder, and (vii) Kmart is not in default under any judgment, order, decree, rule or regulation of any court, arbitrator, administrative agency or other governmental authority to which it may be subject.



            SECTION 5. GENERAL

            5.1 Counterparts. This Agreement may be executed in counterparts by the parties but all such counterparts together shall constitute one and the same document.



            5.2 Notices. All notices, requests, demands or other communications pursuant to this Agreement shall be in writing and shall be addressed, in the case of Kmart, to Kmart, 3100 West Big Beaver Road, Troy, Michigan 48084-3163, Attention: Senior Vice President, Real Estate Department; in the case of the Trustee, which shall receive copies of all communications
hereunder, to   XXXXXXXXXX; or to such other address as any party may
designate in writing. All notices hereunder shall be effective: (a) three (3) days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested; (b) upon delivery, if delivered in person to the address set forth above; or (c) upon delivery, if sent by overnight courier, such as Federal Express or Airborne Express.




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            5.3  Section Headings.  Section headings are not to be considered a part of this Agreement and are included solely for convenience of reference and are not intended to be full or accurate descriptions of the contents thereof.



            5.4  Applicable Law.     This Agreement shall be construed and
enforced under the laws of the State of New York.



            5.5 Severability. Should any provision of this Agreement for any reason be declared unenforceable by a court of competent jurisdiction (sustained on appeal, if any), such unenforceability shall not affect the enforceability of any other provision hereof or thereof, all of which shall remain in force and effect as if this Agreement had been executed with the unenforceable provisions thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining provisions of this Agreement without including therein any such part, parts or portion which may for any reason be hereafter declared unenforceable, provided that, if any provision of this Agreement shall be unenforceable by reason of a final judgment of a court of competent jurisdiction based upon a court's ruling (sustained on appeal, if any) that such provision is unenforceable because of the excessive degree or magnitude of the obligation imposed thereby on any party, that unenforceable obligation shall be reduced in magnitude or degree by the minimum degree or magnitude necessary in order to permit the provision to be enforceable by the Trustee and the Bondholders. In the event the provisions of the immediately preceding sentence apply, the parties shall make appropriate adjustment to the provisions of this Agreement to give effect to the benefits intended to be conferred upon the parties hereby.



            5.6 Waiver. The Trustee may waive any requirement herein to the extent permitted in the Indenture. No delay or omission by the Trustee in exercising any right hereunder shall impair any right of the Trustee under this Agreement or be construed as the Trustee's waiver of or acquiescence in any breach. No such delay or omission by the Trustee shall be construed as a variation or wavier of any of the terms, conditions or provisions of this Agreement. No purported waiver of any right hereunder shall be effective unless it is written and signed by an authorized representative of the Trustee, and then, only if entered into as permitted in the Indenture. No waiver by the Trustee of any breach shall constitute a waiver of any other prior or subsequent breach or of the same breach after notice to Kmart demanding strict performance. The Trustee shall not be estopped to take or from taking any action with respect to any breach because of any delay by the Trustee in giving notice of such breach or exercising any remedy based thereon.


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            5.7  Modification of Indenture.  The Trustee shall not amend or consent to any amendment or modification of any provision of the Indenture or other Company Financing Documents the affect of which amendment or modification would be to adversely affect the rights of Kmart under this Agreement.



            IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above set forth.





                   KMART CORPORATION, a Michigan corporation



                   By:  /s/  M. L. Skiles
                       --------------------------------------
                       M. L. Skiles
                       Its: Senior Vice President



                     XXXXXXXXXX



                   By: /s/
                       --------------------------------------

                       Its: Assistant Vice President
                            ---------------------------------


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